Exhibit 21

Name of Subsidiary	State of Organization

14th Street Acquisition II, L.L.C.	Delaware
14th Street Acquisition, L.L.C.	Delaware
150 East 58th Street, L.L.C.	New York
1740 Broadway Associates, L.P.	Delaware
175 Lexington, L.L.C.	New York
20 Broad Company, L.L.C.	New York
20 Broad Lender, L.L.C.	New York
201 East 66th Street, L.L.C.	New York
330 Madison Company, L.L.C.	New York
350 North Orleans, L.L.C.	Delaware
40 East 14 Realty Associates General Partnership	New York
40 East 14 Realty Associates, L.L.C.	New York
40 Fulton Street, L.L.C.	New York
401 Commercial Son, L.L.C.	New York
401 Commercial, L.P.	New York
401 General Partner, L.L.C.	New York
401 Hotel General Partner, L.L.C.	New York
401 Hotel REIT, L.L.C.	Delaware
401 Hotel TRS, Inc.	Delaware
401 Hotel, L.P.	New York
480-486 Broadway, L.L.C.	Delaware
480-486 JV, L.L.C.	New York
527 West Kinzie, L.L.C.	Illinois
689 Fifth Avenue, L.L.C.	New York
7 West 34th Street, L.L.C.	New York
715 Lexington Avenue, L.L.C.	New York
770 Broadway Company, L.L.C.	New York
770 Broadway Mezzanine, L.L.C.	Delaware
770 Broadway Owner, L.L.C.	Delaware
825 Seventh Avenue Holding Corporation	New York
825 Seventh Avenue Holding, L.L.C.	New York
866 U.N. Plaza Associates, L.L.C.	New York
888 Seventh Avenue, L.L.C.	Delaware
909 Third Avenue Assignee, L.L.C.	New York
909 Third Company, L.P.	New York
909 Third GP, L.L.C.	Delaware
909 Third Mortgage Holder, L.L.C.	Delaware
968 Third Avenue, L.L.C.	New York
968 Third, L.L.C.	New York
Allentown VF, L.L.C.	Pennsylvania
Altius Management Advisors Pvt. Ltd.	Foreign
Americold Oregon, L.L.C.	Delaware
Americold Real Estate, L.P.	Delaware
Americold Realty Trust	Oregon
Americold Realty, Inc.	Delaware

Name of Subsidiary	State of Organization

Amherst II VF, L.L.C.	New York
Amherst VF, L.L.C.	New York
Arbor Property, L.P.	Delaware
Art Al Holding, L.L.C.	Delaware
Art Manager, L.L.C.	Delaware
Art Quarry TRS, L.L.C.	Delaware
Atlantic City Holding, L.L.C.	New Jersey
B & B Park Avenue, L.P.	Delaware
BDC Special Member, L.L.C.	Delaware
Bengal Intelligent Parks Pvt. Ltd.	Foreign
Bensalem Holding Company, L.L.C.	Pennsylvania
Bensalem Holding Company, L.P.	Pennsylvania
Bensalem VF, L.L.C.	Pennsylvania
Bethlehem Holding Company, L.L.C.	Pennsylvania
Bethlehem Holding Company, L.P.	Pennsylvania
Bethlehem Properties Holding Co., L.L.C.	Pennsylvania
Bethlehem Properties Holding Co., L.P.	Pennsylvania
Bethlehem VF, L.L.C.	Pennsylvania
Bethlehem VF, L.P.	Pennsylvania
BIP Developers Pvt. Ltd.	Foreign
BIP Estates Pvt. Ltd.	Foreign
BMS Facilities Group, L.L.C.	Delaware
Bordentown II VF, L.L.C.	New Jersey
Bordentown VF, L.L.C.	New Jersey
Boston Design Center, L.L.C.	Delaware
Boulevard Services Pvt. Ltd.	Foreign
Bowen Building, L.P.	Delaware
Bricktown VF, L.L.C.	New Jersey
Bridgeland Warehouses, L.L.C.	New Jersey
Building Maintenance Service, L.L.C.	Delaware
Canadian Craft Show LTD.	Canada
Carmar Freezers Russelville, L.L.C.	Delaware
Carmar Freezers-Thomasville, L.L.C.	Missouri
Carmar Group, L.L.C.	Delaware
Carmar Industries, L.L.C.	Delaware
CESC 1101 17th Street Limited Partnership	Maryland
CESC 1101 17th Street Manager, L.L.C.	Delaware
CESC 1101 17th Street, L.L.C.	Delaware
CESC 1140 Connecticut Avenue Limited Partnership	District of Columbia
CESC 1140 Connecticut Avenue Manager, L.L.C.	Delaware
CESC 1140 Connecticut Avenue, L.L.C.	Delaware
CESC 1150 17th Street Limited Partnership	District of Columbia
CESC 1150 17th Street Manager, L.L.C.	Delaware
CESC 1150 17th Street, L.L.C.	Delaware
CESC 1730 M Street, L.L.C.	Delaware
CESC 1750 Pennsylvania Avenue, L.L.C.	Delaware
CESC 2101 L Street, L.L.C.	Delaware
CESC Commerce Executive Park, L.L.C.	Delaware

Name of Subsidiary	State of Organization

CESC Crystal City Holding L.L.C.	Delaware
CESC Crystal City Land L.L.C.	Delaware
CESC Crystal Square Four, L.L.C.	Delaware
CESC Crystal/Rosslyn, L.L.C.	Delaware
CESC District Holdings, L.L.C.	Delaware
CESC Downtown Member, L.L.C.	Delaware
CESC Fairfax Square Manager, L.L.C.	Delaware
CESC Five Skyline Place, L.L.C.	Delaware
CESC Four Skyline Place, L.L.C.	Delaware
CESC Gateway Four L.L.C.	Virginia
CESC Gateway One, L.L.C.	Delaware
CESC Gateway Two Limited Partnership	Virginia
CESC Gateway Two Manager, L.L.C.	Virginia
CESC Gateway/Square Member, L.L.C.	Delaware
CESC Gateway/Square, L.L.C.	Delaware
CESC H Street, L.L.C.	Delaware
CESC Mall Land, L.L.C.	Virginia
CESC Mall, L.L.C.	Virginia
CESC One Courthouse Plaza Holdings, L.L.C.	Delaware
CESC One Courthouse Plaza, L.L.C.	Delaware
CESC One Democracy Plaza Manager, L.L.C.	Delaware
CESC One Democracy Plaza, L.P.	Maryland
CESC One Skyline Place, L.L.C.	Delaware
CESC One Skyline Tower, L.L.C.	Delaware
CESC Park Five Land, L.L.C.	Delaware
CESC Park Five Manager, L.L.C.	Virginia
CESC Park Four Land, L.L.C.	Delaware
CESC Park Four Manager, L.L.C.	Virginia
CESC Park One Land, L.L.C.	Delaware
CESC Park One Manager, L.L.C.	Delaware
CESC Park Three Land, L.L.C.	Delaware
CESC Park Three Manager, L.L.C.	Virginia
CESC Park Two, L.L.C.	Delaware
CESC Park Two Land, L.L.C.	Delaware
CESC Park Two Manager L.L.C.	Virginia
CESC Plaza Five Limited Partnership	Virginia
CESC Plaza Limited Partnership	Virginia
CESC Plaza Manager, L.L.C.	Virginia
CESC Plaza Parking, L.L.C.	Delaware
CESC Realty Park Five, L.L.C.	Virginia
CESC Realty Park Three, L.L.C.	Virginia
CESC Reston Executive Center, L.L.C.	Delaware
CESC Seven Skyline Place, L.L.C.	Delaware
CESC Six Skyline Place, L.L.C.	Delaware
CESC Square Four L.L.C.	Virginia
CESC Square Four Land L.L.C.	Delaware
CESC Square Land, L.L.C.	Delaware
CESC Square, L.L.C.	Virginia

Name of Subsidiary	State of Organization

CESC Three Skyline Place, L.L.C.	Delaware
CESC TRS, Inc.	Delaware
CESC Two Courthouse Plaza Limited Partnership	Virginia
CESC Two Courthouse Plaza Manager, L.L.C.	Delaware
CESC Two Skyline Place, L.L.C.	Delaware
CESC Tysons Dulles Plaza, L.L.C.	Delaware
CESC Water Park, L.L.C.	Virginia
Charles E. Smith Commercial Realty, L.P.	Delaware
Charles E. Smith Real Estate Services, L.P.	Virginia
Cherry Hill VF, L.L.C.	New Jersey
Chicopee Holding, L.L.C.	Massachusetts
Cinderella Homes Pvt. Ltd.	Foreign
Commerce Executive Park Association of Co-Owners	Virginia
Conrans VF, L.L.C.	New Jersey
Cumberland Holding, L.L.C.	New Jersey
Darby Development Corp.	Florida
Darby Development, L.L.C.	Delaware
Delran VF, L.L.C.	New Jersey
Design Center Owner - DC, L.L.C.	Delaware
Dover VF, L.L.C.	New Jersey
DSAC, L.L.C.	Texas
Dundalk VF, L.L.C.	Maryland
Durham Leasing II, L.L.C.	New Jersey
Durham Leasing, L.L.C.	New Jersey
East Brunswick VF, L.L.C.	New Jersey
Eatontown Monmouth Mall (Junior Mezz), L.L.C.	Delaware
Eatontown Monmouth Mall (Senior Mezz), L.L.C.	Delaware
Eatontown Monmouth Mall, L.L.C.	Delaware
Eleven Penn Plaza, L.L.C.	New York
Everest Infrastructure Development Mauritius Limited	Foreign
Fairfax Square Partners	Delaware
Fifth Crystal Park Associates Limited Partnership	Virginia
First Crystal Park Associates Limited Partnership	Virginia
Fourth Crystal Park Associates Limited Partnership	Virginia
Freeport VF, L.L.C.	New York
Fuller Madison, L.L.C.	New York
Gallery Market Holding Company, L.L.C.	Pennsylvania
Gallery Market Holding Company, L.P.	Pennsylvania
Gallery Market Properties Holding Co., L.L.C.	Pennsylvania
Gallery Market Properties Holding Co., L.P.	Pennsylvania
Garfield Parcel, L.L.C.	New Jersey
Glen Bernie VF, L.L.C.	Maryland
Glenolden VF, L.L.C.	Pennsylvania
Graybar Building, L.L.C.	New York
Green Acres Mall, L.L.C.	Delaware
Guard Management Service Corp.	New York
Guillford Associates, L.L.C.	Delaware
Hackensack VF, L.L.C.	New Jersey

Name of Subsidiary	State of Organization

Hagerstown VF, L.L.C.	Maryland
Hanover Holding, L.L.C.	New Jersey
Hanover Industries, L.L.C.	New Jersey
Hanover Leasing, L.L.C.	New Jersey
Hanover Public Warehousing, L.L.C.	New Jersey
Hanover VF, L.L.C.	New Jersey
HBR Properties Annapolis, L.L.C.	Delaware
HBR Properties Norfolk, L.L.C.	Delaware
HBR Properties Pennsylvania, L.L.C.	Delaware
HBR Properties Roseville, L.L.C.	Delaware
HBR Properties, L.L.C.	Delaware
Henrietta Holding, L.L.C.	New York
Industry Research Collective, L.L.C.	Delaware
Inland Quarries, L.L.C.	Delaware
Interior Design Show, Inc.	Canada
International Biotech Park Ltd.	Foreign
Jersey City VF, L.L.C.	New Jersey
Juggernaut Homes Pvt. Ltd.	Foreign
Kaempfer 1399, L.L.C.	Delaware
Kaempfer Commonwealth, L.L.C.	Delaware
Kaempfer Warner, L.L.C.	Delaware
Kearny Holding VF, L.L.C.	New Jersey
Kearny Leasing VF, L.L.C.	New Jersey
L.A. Mart Properties, L.L.C.	Delaware
Lancaster Leasing Company, L.L.C.	Pennsylvania
Lancaster Leasing Company, L.P.	Pennsylvania
Landthorp Enterprises, L.L.C.	Delaware
LaSalle Hubbard L.L.C.	Delaware
Lawnside VF, L.L.C.	New Jersey
Lewisville TC, L.L.C.	Texas
Littleton Holding, L.L.C.	New Jersey
Lodi II VF, L.L.C.	New Jersey
Lodi VF, L.L.C.	New Jersey
M 330 Associates, L.P.	New York
M 393 Associates, L.L.C.	New York
M/H Two Park Associates	New York
Manalapan VF, L.L.C.	New Jersey
Market Square - Main Street, L.P.	Delaware
Market Square Furniture Plaza, Inc.	Delaware
Market Square Furniture Plaza, L.P.	Delaware
Market Square Group, Inc.	Delaware
Market Square Group, L.P.	Delaware
Market Square Hamilton Center, L.L.C.	Delaware
Market Square II, L.L.C.	Delaware
Market Square, L.P.	Delaware
Marlton VF, L.L.C.	New Jersey
Marple Holding Company, L.L.C.	Pennsylvania
Marple Holding Company, L.P.	Pennsylvania

Name of Subsidiary	State of Organization

Mart Franchise Center, Inc.	Illinois
Mart Franchise Venture, L.L.C.	Delaware
Mart Parking II, L.L.C.	Delaware
Mart Parking, L.L.C.	Delaware
Mart Trade Show, L.L.C.	Delaware
Menands VF, L.L.C.	New York
Merchandise Mart Enterprises, Inc. (Canada)	Canada
Merchandise Mart Properties, Inc.	Delaware
Merchandise Mart, L.L.C.	Delaware
Mesquite TC, L.L.C.	Texas
Middletown VF, L.L.C.	New Jersey
MM 900, L.L.C.	Delaware
MMPI/Highpoint Lease, L.L.C.	Delaware
Monmouth Mall, L.L.C.	Delaware
Montclair VF, L.L.C.	New Jersey
Morris Plains Holding VF, L.L.C.	New Jersey
Morris Plains Leasing VF, L.L.C.	New Jersey
National Furniture Mart, L.P.	Delaware
National Hydrant, L.L.C.	New York
New Bridgeland Warehouse, L.L.C.	Delaware
New Hanover Holding, L.L.C.	Delaware
New Hanover Industries, L.L.C.	Delaware
New Hanover Leasing, L.L.C.	Delaware
New Hanover Public Warehousing, L.L.C.	Delaware
New Hyde Park VF, L.L.C.	New York
New Kaempfer 1501, L.L.C.	Delaware
New Kaempfer 1925, L.L.C.	Delaware
New Kaempfer Bowen, L.L.C.	Delaware
New Kaempfer IB, L.L.C.	Delaware
New Kaempfer Waterfront, L.L.C.	Delaware
New KMS, L.L.C.	Delaware
New Landthorp Enterprises, L.L.C.	Delaware
New TG Hanover, L.L.C.	Delaware
New Towmed, L.L.C.	Delaware
New Vornado/Saddle Brook, L.L.C.	Delaware
New Woodbridge II, L.L.C.	New Jersey
Newington VF, L.L.C.	Connecticut
NFM Corp.	Delaware
NFM Partners, L.P.	Delaware
Ninety Park Lender QRS, Inc.	Delaware
Ninety Park Lender, L.L.C.	New York
Ninety Park Manager, L.L.C.	New York
Ninety Park Option, L.L.C.	New York
Ninety Park Property, L.L.C.	New York
North Bergen VF, L.L.C.	New Jersey
North Dearborn, L.L.C.	Delaware
North Plainfield VF, L.L.C.	New Jersey
Office Acquisition Finance, L.L.C.	Delaware

Name of Subsidiary	State of Organization

Office Center Owner (D.C.), L.L.C.	Delaware
One Penn Plaza TRS, Inc.	Delaware
One Penn Plaza, L.L.C.	New York
Orleans Hubbard L.L.C.	Delaware
Palisades 14th Street, L.L.C.	Delaware
Palisades A/V Company, L.L.C.	New Jersey
Park Four Member, L.L.C.	Delaware
Park One Member, L.L.C.	Delaware
Philadelphia Holding Company, L.L.C.	Pennsylvania
Philadelphia Holding Company, L.P.	Pennsylvania
Philadelphia VF, L.L.C.	Pennsylvania
Philadelphia VF, L.P.	Pennsylvania
Pike Holding Company, L.L.C.	Pennsylvania
Pike Holding Company, L.P.	Pennsylvania
Pike VF, L.L.C.	Pennsylvania
Pike VF, L.P.	Pennsylvania
Powerspace & Services, Inc.	New York
Rahway Leasing, L.L.C.	New Jersey
Realty Services Trustee Company Pvt. Ltd.	Foreign
Rochester Holding, L.L.C.	New York
Rockville Acquisition, L.L.C.	Delaware
RTR VW, L.L.C.	Delaware
SMB Administration, L.L.C.	Delaware
SMB Holding, L.L.C.	Delaware
SMB Tenant Services Floaters, L.L.C.	Delaware
SMB Tenant Services, L.L.C.	Delaware
SMB Windows, L.L.C.	Delaware
Smith Commercial Management, L.L.C.	Virginia
South Capital, L.L.C.	Delaware
Springfield Member VF, L.L.C.	Delaware
Springfield VF, L.L.C.	Massachusetts
T 53 Condominium, L.L.C.	New York
T.G. Hanover, L.L.C.	New Jersey
TCG Developments India Pvt. Ltd.	Foreign
TCG Real Estate Investment Management Company Pvt. Ltd.	Foreign
TCG Software Parks Pvt. Ltd.	Foreign
TCG Urban Infrastructure Holdings Ltd.	Foreign
Techna Infrastructure Pvt. Ltd.	Foreign
TGSI, L.L.C.	Maryland
The Kaempfer Company, Inc.	Delaware
The Park Laurel Condominium	New York
The Second Rochester Holding, L.L.C.	New York
Third Crystal Park Associates Limited Partnership	Virginia
Totowa VF, L.L.C.	New Jersey
Towmed Housing, L.L.C.	Delaware
Towmed Intermediate, L.L.C.	Delaware
Towson VF, L.L.C.	Maryland
Trees Acquisition Subsidiary, Inc.	Delaware

Name of Subsidiary	State of Organization

Turnersville VF, L.L.C.	New Jersey
Two Guys From Harrison Holding Co., L.L.C.	Pennsylvania
Two Guys From Harrison Holding Co., L.P.	Pennsylvania
Two Guys from Harrison N.Y. (DE), L.L.C.	Delaware
Two Guys From Harrison N.Y., L.L.C.	New York
Two Guys Mass., L.L.C.	Massachusetts
Two Guys-Connecticut Holding, L.L.C.	Connecticut
Two Park Company	New York
Two Penn Plaza REIT, Inc.	New York
Union Square East, L.L.C.	New York
Union VF, L.L.C.	New Jersey
Upper Moreland Holding Company, L.L.C.	Pennsylvania
Upper Moreland Holding Company, L.P.	Pennsylvania
Upper Moreland VF, L.L.C.	Pennsylvania
URS Real Estate, L.P.	Delaware
URS Realty, Inc.	Delaware
VBL Company, L.L.C.	New York
VC Carthage, L.L.C.	Delaware
VC Freezer Amarillo, L.P.	Delaware
VC Freezer Babcock, L.L.C.	Delaware
VC Freezer Bartow, L.L.C.	Delaware
VC Freezer Fort Worth, L.P.	Delaware
VC Freezer Fort Worth. L.L.C.	Delaware
VC Freezer Fremont, L.L.C.	Delaware
VC Freezer Garden City, L.L.C.	Delaware
VC Freezer Kentucky, L.L.C.	Delaware
VC Freezer Massillon, L.L.C.	Delaware
VC Freezer Omaha Amarillo, L.L.C.	Delaware
VC Freezer Ontario, L.L.C.	Delaware
VC Freezer Phoenix, L.L.C.	Delaware
VC Freezer Russelville, L.L.C.	Delaware
VC Freezer Sioux Falls, L.L.C.	Delaware
VC Freezer Springdale, L.L.C.	Delaware
VC Freezer Strasburg, L.L.C.	Delaware
VC Freezer Texarkana, L.L.C.	Delaware
VC Missouri Holdings, L.L.C.	Delaware
VC Missouri Real Estate Holdings, L.L.C.	Delaware
VC Omaha Holding Strasburg SPE, L.L.C.	Delaware
VC Omaha Holdings, L.L.C.	Delaware
VC Omaha Real Estate Holdings, L.L.C.	Delaware
VFC Connecticut Holding, L.L.C.	Delaware
VFC Massachusetts Holding, L.L.C.	Delaware
VFC New Jersey Holding, L.L.C.	Delaware
VFC Pennsylvania Holding, L.L.C.	Delaware
VFC Pennsylvania Holding, L.P.	Delaware
VNK, L.L.C.	Delaware
VNO 211-217 Columbus Avenue, L.L.C.	Delaware
VNO 386 West Broadway, L.L.C.	Delaware

Name of Subsidiary	State of Organization

VNO 387 West Broadway, L.L.C.	Delaware
VNO 424 Sixth Avenue, L.L.C.	Delaware
VNO 426 West Broadway Member, L.L.C.	Delaware
VNO 426 West Broadway, L.L.C.	Delaware
VNO 63rd Street, L.L.C.	New York
VNO 828-850 Madison, L.L.C.	Delaware
VNO 99-01 Queens Boulevard, L.L.C.	Delaware
VNO Battery Wharf B Lender, L.L.C.	Delaware
VNO Brick, L.L.C.	New Jersey
VNO Broad Street, L.L.C.	Delaware
VNO Broome Street, L.L.C.	Delaware
VNO Crystal City Marriott, Inc.	Delaware
VNO Crystal City TRS, Inc.	Delaware
VNO Douglaston Plaza, L.L.C.	Delaware
VNO Eatontown Seamans Plaza, L.L.C.	Delaware
VNO Hotel, L.L.C.	Delaware
VNO Island Global, L.L.C.	Delaware
VNO LNR Holdco, L.L.C.	Delaware
VNO LNR Mezzanine, L.L.C.	Delaware
VNO Patson 340 Pine, L.L.C.	Delaware
VNO Patson Geary, L.P.	Delaware
VNO Patson GP, L.L.C.	Delaware
VNO Patson Sacramento, L.P.	Delaware
VNO Patson Walnut Creek, L.P.	Delaware
VNO Patson, L.L.C.	Delaware
VNO Rockville, L.L.C.	Delaware
VNO SMOH, L.L.C.	Delaware
Vornado - KC License, L.L.C.	Delaware
Vornado - Westport, L.L.C.	Connecticut
Vornado 122-124 Spring Street, L.L.C.	Delaware
Vornado 1399, L.L.C.	Delaware
Vornado 1740 Broadway, L.L.C.	New York
Vornado 1925 K, L.L.C.	Delaware
Vornado 20 Broad Acquisition, L.L.C.	Delaware
Vornado 220 Central Park South, L.L.C.	Delaware
Vornado 25 W14, L.L.C.	Delaware
Vornado 330 W 34 Mezz, L.L.C.	Delaware
Vornado 330 West 34th Street, L.L.C.	New York
Vornado 40 East 66th Street Member, L.L.C.	Delaware
Vornado 40 East 66th Street TRS, L.L.C.	Delaware
Vornado 40 East 66th Street, L.L.C.	Delaware
Vornado 401 Commercial, L.L.C.	New York
Vornado 50 West 57th Street, L.L.C.	Delaware
Vornado 550-600 Mamaroneck, L.P.	New York
Vornado 620 Sixth Avenue, L.L.C.	Delaware
Vornado 640 Fifth Avenue, L.L.C.	New York
Vornado 692 Broadway, L.L.C.	Delaware
Vornado 90 Park Avenue, L.L.C.	New York

Name of Subsidiary	State of Organization

Vornado 90 Park QRS, Inc.	New York
Vornado Acquisition Co., L.L.C.	Delaware
Vornado Art Holding Manager, L.L.C.	Delaware
Vornado Art I, L.L.C.	Delaware
Vornado Art II, L.L.C.	Delaware
Vornado Asset Protection Trust Grantee (TRS), L.L.C.	Delaware
Vornado B&B, L.L.C.	New York
Vornado Bergen Mall License II, L.L.C.	Delaware
Vornado Bergen Mall License, L.L.C.	Delaware
Vornado Bergen Mall, L.L.C.	New Jersey
Vornado Bevcon I, L.L.C.	Delaware
Vornado Beverly, L.L.C.	Delaware
Vornado Bowen II, L.L.C.	Delaware
Vornado Bowen, L.L.C.	Delaware
Vornado Broadway Mall, L.L.C.	Delaware
Vornado Burnside Plaza, L.L.C.	Delaware
Vornado Caguas GP, Inc.	Delaware
Vornado Caguas GP, L.L.C.	Delaware
Vornado Caguas Holding, L.L.C.	Delaware
Vornado Caguas Holding, L.P.	Delaware
Vornado Caguas, L.L.C.	Delaware
Vornado Caguas, L.P.	Delaware
Vornado CAPI, L.L.C.	Delaware
Vornado Carthage and KC Quarries TRS, Inc.	Delaware
Vornado Catalinas GP, Inc.	Delaware
Vornado Catalinas GP, L.L.C.	Delaware
Vornado Catalinas Holding, L.L.C.	Delaware
Vornado Catalinas Holding, L.P.	Delaware
Vornado Catalinas, L.L.C.	Delaware
Vornado Catalinas, L.P.	Delaware
Vornado CCA Gainesville, L.L.C.	Delaware
Vornado CESCR Gen-Par, L.L.C.	Delaware
Vornado CESCR Holdings, L.L.C.	Delaware
Vornado CESCR II, L.L.C.	Delaware
Vornado CESCR, L.L.C.	Delaware
Vornado Commonwealth, L.L.C.	Delaware
Vornado Communications, L.L.C.	Delaware
Vornado Community LP, L.L.C.	Delaware
Vornado Condominium Management, L.L.C.	New York
Vornado Crescent Carthage and KC Quarry, L.L.C.	Delaware
Vornado Crescent Holding, L.P.	Delaware
Vornado Crystal City, L.L.C.	Delaware
Vornado Crystal Park Loan, L.L.C.	Delaware
Vornado Dune, L.L.C.	Delaware
Vornado Eleven Penn Plaza, L.L.C.	Delaware
Vornado Farley, L.L.C.	Delaware
Vornado Finance GP II, L.L.C.	Delaware
Vornado Finance GP, L.L.C.	Delaware

Name of Subsidiary	State of Organization

Vornado Finance II, L.P.	Delaware
Vornado Finance SPE, Inc.	Delaware
Vornado Finance, L.P.	Delaware
Vornado Forest Plaza Member, L.L.C.	Delaware
Vornado Forest Plaza, L.L.C.	Delaware
Vornado Fort Lee, L.L.C.	New Jersey
Vornado GM Loan II, L.L.C.	Delaware
Vornado Green Acres Acquisition, L.L.C.	Delaware
Vornado Green Acres Delaware, L.L.C.	Delaware
Vornado Green Acres Funding, L.L.C.	Delaware
Vornado Green Acres Holdings, L.L.C.	Delaware
Vornado Green Acres SPE Managing Member, Inc.	Delaware
Vornado Gun Hill Road, L.L.C.	Delaware
Vornado IB Holdings, L.L.C.	Delaware
Vornado Investment Corp.	New York
Vornado Investments Corporation	Delaware
Vornado Investments, L.L.C.	Delaware
Vornado KMS Holdings, L.L.C.	Delaware
Vornado Lending Corp.	New Jersey
Vornado Lending, L.L.C.	New Jersey
Vornado Lodi Delaware Member, L.L.C.	Delaware
Vornado Lodi Delaware, L.L.C.	Delaware
Vornado Lodi, L.L.C.	New Jersey
Vornado M 330, L.L.C.	New York
Vornado M 393, L.L.C.	New York
Vornado Mamaroneck, L.L.C.	New York
Vornado Management Corp.	New Jersey
Vornado Manhattan House Mortgage, L.L.C.	Delaware
Vornado Mauritius II, L.L.C.	Delaware
Vornado Merger Sub, L.P.	Delaware
Vornado MH, L.L.C.	New York
Vornado MLP GP, L.L.C.	Delaware
Vornado Monmouth Mall, L.L.C.	New Jersey
Vornado Montehiedra Acquisition, L.L.C.	Delaware
Vornado Montehiedra Acquisition, L.P.	Delaware
Vornado Montehiedra Holding II, L.P.	Delaware
Vornado Montehiedra Holding, L.L.C.	Delaware
Vornado Montehiedra Holding, L.P.	Delaware
Vornado Montehiedra OP, L.L.C.	Delaware
Vornado Montehiedra OP, L.P.	Delaware
Vornado Montehiedra, Inc.	Delaware
Vornado New York RR One, L.L.C.	New York
Vornado Newkirk Advisory, L.L.C.	Delaware
Vornado Newkirk, L.L.C.	Delaware
Vornado NK Loan, L.L.C.	Massachusetts
Vornado North Bergen Tonelle Plaza, L.L.C.	Delaware
Vornado Office Management, L.L.C.	New York
Vornado Office, Inc.	New York

Name of Subsidiary	State of Organization

Vornado Patson Investor, L.L.C.	Delaware
Vornado PS, L.L.C.	Delaware
Vornado Realty, L.L.C.	Delaware
Vornado Rockville, L.L.C.	Delaware
Vornado Roney Palace Loan, L.L.C.	Delaware
Vornado Rosslyn, L.L.C.	Delaware
Vornado RTR, Inc.	Delaware
Vornado San Jose, L.L.C.	Delaware
Vornado Savanna SM, L.L.C.	Delaware
Vornado Savanna, L.L.C.	Delaware
Vornado SB 1, L.P.	Delaware
Vornado SB 10, L.P.	Delaware
Vornado SB 11, L.P.	Delaware
Vornado SB 12, L.P.	Delaware
Vornado SB 13, L.P.	Delaware
Vornado SB 14, L.P.	Delaware
Vornado SB 15, L.P.	Delaware
Vornado SB 16, L.P.	Delaware
Vornado SB 17, L.P.	Delaware
Vornado SB 18, L.P.	Delaware
Vornado SB 19, L.P.	Delaware
Vornado SB 2, L.P.	Delaware
Vornado SB 20, L.P.	Delaware
Vornado SB 21, L.P.	Delaware
Vornado SB 22, L.P.	Delaware
Vornado SB 23, L.P.	Delaware
Vornado SB 24, L.P.	Delaware
Vornado SB 25, L.P.	Delaware
Vornado SB 3, L.P.	Delaware
Vornado SB 4, L.P.	Delaware
Vornado SB 5, L.P.	Delaware
Vornado SB 6, L.P.	Delaware
Vornado SB 7, L.P.	Delaware
Vornado SB 8, L.P.	Delaware
Vornado SB 9, L.P.	Delaware
Vornado SB, L.L.C.	Delaware
Vornado SC Properties II, L.L.C.	Delaware
Vornado SC Properties, L.L.C.	Delaware
Vornado Sheffield Mezz Loan, L.L.C.	Delaware
Vornado Shenandoah Holdings, L.L.C.	Delaware
Vornado Sign, L.L.C.	Delaware
Vornado South Hills, L.L.C.	Delaware
Vornado Springfield Mall Manager, L.L.C.	Delaware
Vornado Springfield Mall, L.L.C.	Delaware
Vornado Suffolk, L.L.C.	Delaware
Vornado Thompson, L.L.C.	Delaware
Vornado Title, L.L.C.	Delaware
Vornado TOA-Baja II, L.L.C.	Delaware

Name of Subsidiary	State of Organization

Vornado TOA-Baja, L.L.C.	Delaware
Vornado Toys Bridge, L.L.C.	Delaware
Vornado Truck, L.L.C.	Delaware
Vornado TSQ, L.L.C.	Delaware
Vornado Two Penn Plaza, L.L.C.	New York
Vornado Two Penn Property, L.L.C.	Delaware
Vornado Vegas Blvd Debt, L.L.C.	Delaware
Vornado Vegas Blvd Equity, L.L.C.	Delaware
Vornado Warner Acquisition, L.L.C.	Delaware
Vornado Warner, L.L.C.	Delaware
Vornado Wasserman Fund Owner, L.L.C.	Delaware
Vornado Waterfront Holdings, L.L.C.	Delaware
Vornado Westbury Retail II, L.L.C.	Delaware
Vornado Westbury Retail, L.L.C.	Delaware
VRT Development Rights, L.L.C.	New York
VRT Massachusetts Holding, L.L.C.	Delaware
VRT New Jersey Holding, L.L.C.	Delaware
VSP, G.P.	New York
VSPS I, L.L.C.	Delaware
VSPS, L.L.C.	Delaware
VW Old Park II, L.L.C.	Delaware
VW Old Park III, L.L.C.	Delaware
VW Old Park, L.L.C.	Delaware
Warner Investments, L.P.	Delaware
Washington CESC TRS, Inc.	Delaware
Washington Design Center Subsidiary, L.L.C.	Delaware
Washington Design Center, L.L.C.	Delaware
Washington Mart TRS, Inc.	Delaware
Washington Office Center, L.L.C.	Delaware
Watchung VF, L.L.C.	New Jersey
Waterbury VF, L.L.C.	Connecticut
Wayne VF, L.L.C.	New Jersey
Wells Kinzie, L.L.C.	Delaware
West Windsor Holding Corporation	New Jersey
West Windsor Holding, L.L.C.	New Jersey
Woodbridge VF, L.L.C.	New Jersey
York Holding Company, L.L.C.	Pennsylvania
York Holding Company, L.P.	Pennsylvania
York VF, L.L.C.	Pennsylvania